LCM INTERNET GROWTH FUND

EXCHANGE TRADED

223 W. LAKE STREET
CHICAGO,
ILLINOIS 60606
312.705.3028

WWW.LCMFUNDS.COM

SYMBOL: FND
EXCHANGE: AMEX
CUSIP: 501816102

PROSPECTUS: Firstar Fund Services
877-LCM-7528

THE INTERNET IS THE "FASTEST GROWING TECHNOLOGY IN HISTORY".

                                       -  Harris Interactive

                            LCM INTERNET GROWTH FUND

The Fund's investment objective is to seek capital appreciation by investing in a portfolio consisting primarily of equity securities issued by companies that the Fund's investment adviser believes will benefit from growth of the Internet. Current dividend income is not an investment consideration. Under normal market conditions, the Fund will invest at least 65% of its total assets in the equity securities of companies that engage in Internet and Internet-related activities.*<F1> There can be no assurance that the Fund's investment objective will be achieved.

WHAT IS THE DIFFERENCE BETWEEN CLOSED-END AND OPEN-END FUNDS?

Both types of investment companies are authorized by the Investment Company Act of 1940, and both are commonly called mutual funds. However, there are important differences between the two. Open-end funds continually issue and redeem their own securities at net asset value, whereas closed-end funds offer their securities through an initial public offering and the shares are thereafter traded on an exchange at a price determined by market conditions, and which may not necessarily correlate with the fund's net asset value. Open-end funds are subject to unpredictable capital inflows and outflows, but also have the opportunity to grow at a rapid rate by adding additional investors and/or in-vestment capital. Closed-end funds managers have greater certainty as to the assets under management, but growth of a closed-end fund comes almost entirely from the appreciation of its assets.

Every day, the Fund posts its Net Asset Value (NAV, value of the fund's holdings) on its website, www.lcmfunds.com. The availability of the daily NAV allows investors to measure not only the performance of the Fund's managers, but also to judge whether the stock is trading at a discount or a premium.
When trading at a discount investors can, in effect, buy shares in leading Internet companies at less than the market price of the shares!

FACTS AND FIGURES

The Yankee Group speculates that the market for residential high-speed Internet services will balloon to 16.6 million house-holds by 2004 from 3.3 million in 1999. They also predict that 41% of all U.S. homes will have a DSL access option by year-end.

Wireless portals will gain subscribers at an explosive rate according to the Strategis Group. Traditional Internet portals, such as Yahoo! will compete with newcomers to act as the entry point to the Internet for the emerging wireless customer base. Growth is projected to grow from 300,000 subscribers in early 2000 to almost 25 million in 2006.

According to the Yankee Group, U.S. Business to Business e-commerce will approach $3 trillion by 2004, rising from $490 billion in 1999.

Boston Consulting Group reports that Asia and the Pacific Rim are stepping forward in the area of e-commerce. Though still significantly behind the U.S. and Europe, online retail sales are expected to grow 150% this year alone.

*<F1> From time to time the Fund may have less than 65% of its assets invested in such equity securities for temporary market defensive purposes.

                          WIRELESS SUBSCRIBER FORECAST
                                   (MILLIONS)

                         2000                     300,000
                         2001                   2,300,000
                         2002                   5,700,000
                         2003                   9,800,000
                         2004                  14,500,000
                         2005                  19,700,000
                         2006                  24,800,000

                               U.S. B2B FORECAST
                                   (BILLIONS)

                         1999                        $145
                         2000                        $403
                         2001                        $953
                         2002                      $2,180
                         2003                      $3,950
                         2004                      $7,290

                         LCM INTERNET GROWTH FUND, INC.
                             A MARYLAND CORPORATION

                                 ANNUAL REPORT
                                 MARCH 31, 2000

                               223 W. LAKE STREET
                            CHICAGO, ILLINOIS 60606
                                  312-705-3028

                AS OF MARCH 31, 2000 THE ISSUER HAD OUTSTANDING
               2,640,583 SHARES OF COMMON STOCK ($0.01 PAR VALUE)

                         LCM INTERNET GROWTH FUND, INC.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----

I.        Letter to Shareholders                                           4-5

II.       Abbreviated Table of Investment Results                            6

III.      Fund Description                                                   7

IV.       Investment Objective and Strategy                                7-8

V.        Risk Factors and Website                                           8

VI.       Schedule of Investments                                         9-13

VII.      Statement of Assets and Liabilities                               14

VIII.     Statement of Operations                                           15

IX.       Statement of Changes in Net Assets                                16

X.        Financial Highlights                                              17

XI.       Notes to Financial Statements                                  18-20

XII.      Report of Independent Accountants                                 21

XIII.     Top Forty Equity Positions (with prior quarter rank)              22

XIV.      Portfolio Allocation Graphs                                    23-24

XV.       Dividend Reinvestment Plan                                        25

XVI.      Frequently Asked Questions                                        26

XVII.     Board and Officers                                                27

                         LCM INTERNET GROWTH FUND, INC.

                             LETTER TO SHAREHOLDERS

Since your Fund's debut in late October 1999, volatility increasingly ruled the Internet stocks. Dramatic changes in investor perceptions fueled the stratospheric highs of early March and the correction shortly thereafter. Investors in individual Internet stocks were exposed to even greater risks with these unpredictable swings in perception.

Certain sectors within the Internet, such as B2B e-commerce or ASPs, have in recent times benefited from the media spotlight. Second or third-tier companies in such sectors may rally alongside the leaders while that sector enjoys its period of popularity, but such companies also tend to lead the way down when the sector loses favor with investors. Moreover, they generally are less able to recover from a downturn than the sector leaders. This increased volatility lends credibility to your Fund's focus on investing in established and emerging leaders across the spectrum of Internet sub-sectors.

While a market sell-off will paint all the Internet-related companies with the same brush stroke, not all the companies have the same long-term prospects. Many will not recover from the latest sell-off, but we believe that some of the leading companies will not only rebound, but achieve new highs. With a choppy market like the one we are in, the Fund manager's ability to differentiate between companies that have strong long-term business models and those that do not will eventually separate the performance of funds like ours from the average investor picking a few Internet investments. It is our belief that the Fund's portfolio management philosophy should reward long-term investors, particularly in the recent, more volatile markets.

Despite the continuing volatility in Internet stocks, the growth of the Internet is still in its infancy. Currently, only a small portion of true business-to-business commerce is done through the Internet. However, some estimates predict a fifty-fold increase over the next four years (GartnerGroup, $7.29 trillion in worldwide e-commerce by 2004). We believe the real growth of the Internet will be driven by businesses trying to increase profitability through improved efficiency. To make business more efficient, there needs to be growth in:
INFRASTRUCTURE to increase the speed and create new methods by which voice, data, and various media are integrated; CONTENT aggregated to provide fast and useful information to improve the decision making process; and E-COMMERCE seamlessly integrated with traditional business applications such as inventory management, accounting, marketing, and purchasing.

Over time, the Internet will produce a more efficient commerce engine. As we look forward, we intend to evaluate new opportunities with traditional businesses that have taken a 'first mover position' by integrating business functions with Internet strategy. We believe the opportunities to improve profit and competitive position within specific industry groups will be tremendous.

Your Fund managers attempt to adjust to rapid changes in technology, new companies and shifts in leadership position by continually monitoring and rebalancing the portfolio. As you can see in the section of this Annual Report devoted to the Fund's top forty holdings, only two of the Fund's top 10 holdings on 3/31/00 were among the top 10 holdings at the end of the previous quarter. Such dramatic shifts are indicative of the active portfolio management style of your Fund's managers.

The Fund was launched with the idea that growth can best be achieved by investing in the leading companies in several dozen identified sub-sectors. The Fund's net asset value ("NAV") grew from $9.35 at inception to $14.81 on March 31 (a total return of 58.4%). The IPO price of $10 grew to $12.44 at the close on March 31 (a total return of 24.4%).

A total of $967,970, or 6.7%, of the Fund's net gains resulted from investment in initial public offerings ("IPOs") from inception through March 31, 2000. There can be no assurance that the Fund will continue to have access to IPOs or that any such investments in the future will be profitable for the Fund.

At the initial meeting of the Board of Directors of the Fund, the Board authorized the Fund's managers to repurchase shares of the Fund at such times as the Fund is trading at a substantial discount to NAV (greater than 10%). The Board agreed that such periodic share repurchases could benefit shareholders. As of March 31, 2000, the Fund had not repurchased any shares of its own stock, as the Fund was required to give 180 days advance notice. This notification to shareholders was contained in the Fund's Prospectus. We anticipate that any share repurchases will commence from June 1, 2000 onward. There can be no assurance that the Fund's manager will decide to purchase shares or whether any such purchases will be completed during this period.

Additionally, the Board of Directors of the Fund approved a special distribution of short-term capital gains of $.50 per share to shareholders of record as of the close of business on April 6, 2000, payable April 13, 2000.

We are optimistic about the long-term growth of the Internet and the ability of your Fund's managers to capitalize on its growth. Thank you for your support of the Fund. We look forward to a long and prosperous relationship. Shareholder inquiries are welcome.

                                   Michael R. Grady
                                   Chairman of the Board of Directors

                         LCM INTERNET GROWTH FUND, INC.

                    ABBREVIATED TABLE OF INVESTMENT RESULTS

FOR PERIOD ENDED MARCH 31, 2000

LCM INTERNET GROWTH FUND - NAV 1<F2>

                                                                 TOTAL
                                                                 RETURN
   NAV       1        3        6     CALENDAR     12              FROM
 RETURNS   MONTH    MONTH    MONTH     YTD      MONTH       INCEPTION 1,2,4
                                                             <F2>,<F3>,<F5>
----------------------------------------------------------------------------
          -10.19%   9.38%     n/a     9.38%      n/a             58.40%


LCM INTERNET GROWTH FUND - MARKET VALUE 1<F2>

                                                                 TOTAL
                                                                 RETURN
  MARKET     1        3        6     CALENDAR     12              FROM
 RETURNS   MONTH    MONTH    MONTH     YTD      MONTH        INCEPTION 1,3
                                                               <F2>,<F4>
----------------------------------------------------------------------------
           -6.13%   -4.33%    n/a     -4.33%     n/a             24.38%

PER SHARE DATA

                  March 31, 2000    December 31, 1999     Inception Date
                  --------------    -----------------     --------------
Market Price          $12.44              $13.00           $10.00 3<F4>
Net Asset Value       $14.81              $13.54            $9.35 4<F5>

1<F2>  Returns for periods of less than one year are not annualized
2<F3> Includes net gains of $967,970 from investments in IPOs. There can be no assurance that the Fund will continue to have access to IPOs or that any such investments in the future will be profitable for the Fund.
3<F4> The Inception Date is October 26, 1999, the day the Fund first traded on AMEX
4<F5> The Inception Date is October 29, 1999, the day the Fund's initial public offering closed

Investors should be aware that the information contained in this page is historical data and that past performance is not indicative of future investment results. Shares, when sold, may be worth more or less than their original cost.

                         LCM INTERNET GROWTH FUND, INC.

                                FUND DESCRIPTION

The Fund was organized on August 24, 1998 as a corporation under the laws of the State of Maryland. The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940. LCM Capital Management, Inc. ("LCMCM"), a registered investment advisor, is the Fund's Investment Advisor. As of March 31, 2000, there were 2,640,583 shares of the Fund's common stock issued and outstanding.

                       INVESTMENT OBJECTIVE AND STRATEGY

The Fund's investment objective is capital appreciation through investment in a portfolio consisting primarily of equity securities issued by companies that LCMCM believes will benefit from growth of the Internet. Equity securities are defined to include common stocks, securities convertible into common stocks, such as convertible preferred stocks, bonds, notes and debentures, and American Depository Receipts ("ADRs"). Current income is not an investment consideration. The Fund's investment objective is a fundamental policy that may not be changed without the approval of a majority of the Fund's outstanding voting securities.

Under normal market conditions, at least 65% of the Fund's total assets are invested in the equity securities of companies that engage in Internet and Internet-related activities. Under favorable market conditions, the Fund typically is substantially fully invested in such securities. The Fund may hold a small portion of its assets (generally not more than 10%) in U.S. government securities, money market securities and cash to meet ordinary daily cash needs. Under unusual circumstances, as a defensive technique, the Fund may retain a larger portion of the cash and/or invest more assets in U.S. government securities and/or money market securities deemed by LCMCM to be consistent with a temporary defensive posture. For example, in April and May of 2000 the Fund increased its cash position beyond 35% of assets due to adverse market conditions. To the extent the Fund engages in temporary investment strategies, the Fund may not achieve its investment objective.

In order to assess Internet-related opportunities for the Fund, LCMCM has divided those companies that participate in the Internet into three major areas consisting of sectors and further broken down to sub-sectors. The three major areas are: infrastructure, content and e-commerce. Infrastructure refers to the basic connections, networks and computer and server hardware necessary to convey information from point A to point B. Content includes those sites, services, software and applications necessary to facilitate user access to information and/or services on the web. E-commerce is the structure necessary to conduct business-to-business, consumer-to-business and government-to-business transactions.

Because the Internet is so dynamic, LCMCM continues to closely monitor the Internet industry for emerging and obsolete sectors and sub-sectors. For each identified sub-sector, LCMCM evaluates the companies, both public and private, that are vying for leadership positions. Generally, such leaders are added to the Fund's holdings. However, like the sectors and sub-sectors themselves, these leaders will not remain static. The evaluation of changes among the leaders will be a continual process.

LCMCM expects that approximately 85% of the Fund's Internet-related equity investments will be divided among the leaders of the identified sub-sectors. As the leaders of the identified sub-sectors change, the Fund's investments are rebalanced so as to replicate as nearly as possible the current status of the sub-sector leaders. Such rebalancing increases the Fund's transactional expenses and portfolio turnover. The weighting of the investment in each sub-sector is partly determined by a proprietary quantitative program overlapping the portfolio. The Fund expects to invest up to the remaining 15% of its equity investments in special situations which will generally be in companies that do not have the historical basis necessary for the Fund's model or involve emerging technology.

                                  RISK FACTORS

An investment in shares of the Fund involves a number of risks. As a result, there can be no assurance that the Fund will achieve its investment objective. Due to the risks inherent in the securities in which the Fund invests, the Fund should not be considered a complete investment program. You should consider the following risk factors in evaluating an investment in shares of the Fund.

Volatility of Investments  The market prices of the securities in which the Fund
-------------------------
invests are likely to be highly volatile and are subject to wide fluctuations, which may result in similar fluctuations in the net asset value of the Fund's stock.

Concentration on the Information Technology Industry  The net asset value of the
----------------------------------------------------
Fund's shares is especially influenced by factors specific to the information technology industry and may fluctuate more than the value of shares in a portfolio investing in a broader range of industries.

Investments in Smaller Companies and/or Illiquid Securities  Because the
-----------------------------------------------------------
Internet is a relatively new development, many of the companies in which the Fund invests are small with little prior operating history, and certain of these companies have securities for which no readily available markets exists, which are restricted as to resale or are otherwise highly illiquid.

Discount from Net Asset Value  Shares of closed-end management investment
-----------------------------
companies frequently trade at a discount to their net asset value.

Initial Public Offerings  From time to time, the Fund invests in companies at
------------------------
the initial public  offering stage.   The  Fund has  no assurance  that it  will
continue to have access to such investments, or that any such investments will be profitable for the Fund.

For a more complete discussion of the Fund's risk factors, please see the Fund's initial public offering prospectus.

                                www.lcmfunds.com

Shareholders can get updates on the Fund's net asset value and stock price at the Fund's website, www.lcmfunds.com. Investors will also find links to the
                    ----------------
Fund's quarterly and annual reports, as well as press releases issued by the Fund. Your feedback on the site is welcome at feedback@lcmfunds.com, or by
                                              ---------------------
calling our customer service department at 877-LCM-7528.

                         LCM INTERNET GROWTH FUND, INC.

                            SCHEDULE OF INVESTMENTS
                                 MARCH 31, 2000


  SHARES                                                           MARKET VALUE
  ------                                                           ------------
            COMMON STOCKS - 64.1%**<F7>

               BROADCAST AND MEDIA - 0.3%**<F7>
     7,130     Charter Communications, Inc. Class A *<F6>          $   102,160
                                                                   -----------

               BUSINESS SERVICES - 1.4%**<F7>
     2,000     AGENCY.COM Inc.*<F6>                                     53,375
    40,000     e4L, Inc. *<F6>                                          85,000
     3,500     Organic, Inc. *<F6>                                      75,688
       200     The Management Network Group, Inc. *<F6>                  5,387
     4,046     TMP Worldwide Inc. *<F6>                                314,577
                                                                   -----------
                                                                       534,027
                                                                   -----------

               CLOSED END INVESTMENT COMPANY - 0.8%**<F7>
    15,000     meVC Draper Fisher Jurvetson Fund I r<F10> v<F11>
                (Acquired 03/28/00, Cost $300,000)                     300,000
                                                                   -----------

               COMPUTERS AND ELECTRONICS - 3.7%**<F7>
     3,793     Dell Computer Corporation *<F6>                         204,585
     7,000     M -Systems Flash Disk Pioneers Ltd. *<F6> f<F9>         371,000
     3,518     Sun Microsystems, Inc. *<F6>                            329,648
     6,000     Methode Electronics, Inc. Class A                       303,000
    15,000     Robinson Nugent, Inc.*<F6>                              234,375
                                                                   -----------
                                                                     1,442,608
                                                                   -----------

               E-COMMERCE - 3.2%**<F7>
     4,710     Amazon.com, Inc. *<F6>                                  315,570
     1,195     eBay, Inc. *<F6>                                        210,320
       600     FreeMarkets, Inc. *<F6>                                  72,600
     2,380     Internet Capital Group, Inc. *<F6>                      214,944
     6,000     Onvia.com, Inc. *<F6>                                   126,750
     4,100     Priceline.com, Incorporated *<F6>                       328,000
                                                                   -----------
                                                                     1,268,184
                                                                   -----------

               FIBER OPTICS - 3.7%**<F7>
     2,081     CIENA Corporation *<F6>                                 262,466
       500     Finisar Corporation *<F6>                                73,258
     2,000     Harmonic, Inc. *<F6>                                    166,500
     3,120     JDS Uniphase Corporation *<F6>                          376,155
     3,321     Metromedia Fiber Network, Inc. Class A*<F6>             321,307
     2,000     Sycamore Networks, Inc. *<F6>                           258,000
                                                                   -----------
                                                                     1,457,686
                                                                   -----------

               FINANCIAL SERVICES - 1.8%**<F7>
     2,354     American Express Company                                350,599
     5,174     E*TRADE Group, Inc. *<F6>                               155,867
     4,110     Knight/Trimark Group, Inc. Class A *<F6>                209,610
                                                                   -----------
                                                                       716,076
                                                                   -----------
               INTERNET CONTENT - 4.8%**<F7>
       556     America Online, Inc. *<F6>                               37,391
     4,176     CMGI Inc. *<F6>                                         473,193
     2,276     DoubleClick Inc. *<F6>                                  213,090
     2,856     InfoSpace.com, Inc. *<F6>                               415,369
     3,520     Lycos, Inc. *<F6>                                       247,280
     3,100     net.Genesis Corp. *<F6>                                 138,725
     1,930     Yahoo!, Inc. *<F6>                                      330,754
                                                                   -----------
                                                                     1,855,802
                                                                   -----------

               INTERNET SOFTWARE - 6.7%**
     1,934     Ariba, Inc. *<F6>                                       405,415
     5,386     Be Free, Inc. *<F6>                                     118,492
     1,880     BroadVision, Inc. *<F6>                                  84,365
       975     Clarent Corporation *<F6>                                87,933
     8,182     CyberCash, Inc. *<F6>                                   110,457
    12,650     Harbinger Corporation *<F6>                             368,431
     6,500     Information Architects Corp. *<F6>                      112,937
     1,620     Inktomi Corporation *<F6>                               315,900
     1,000     Interwoven, Inc. *<F6>                                  109,750
       931     Phone.com, Inc. *<F6>                                   151,869
     3,130     Retek Inc. *<F6>                                        128,917
     2,500     TIBCO Software Inc. *<F6>                               203,750
     1,000     webMethods, Inc. *<F6>                                  241,375
     6,495     WorldGate Communications, Inc. *<F6>                    195,256
                                                                   -----------
                                                                     2,634,847
                                                                   -----------

               NETWORKING PRODUCTS - 6.1%**<F7>
     2,760     Brocade Communications Systems, Inc. *<F6>              494,902
     3,714     Cisco Systems, Inc. *<F6>                               287,139
     2,000     Emulex Corporation *<F6>                                218,250
     3,100     Extreme Networks, Inc. *<F6>                            244,900
     3,486     Juniper Networks, Inc. *<F6>                            918,779
     7,300     Paradyne Networks, Inc. *<F6>                           226,300
       200     Universal Access, Inc. *<F6>                              6,700
                                                                   -----------
                                                                     2,396,970
                                                                   -----------

               NETWORK SECURITY - 3.4%**<F7>
     2,096     Check Point Software Technologies Ltd. *<F6> f<F9>      358,547
     3,330     Entrust Technologies Inc. *<F6>                         283,310
     5,000     Identix, Incorporated *<F6>                             139,375
     1,500     ISS Group, Inc. *<F6>                                   174,750
     4,753     RSA Security Inc. *<F6>                                 246,265
    21,500     V-ONE Corporation *<F6>                                 116,234
                                                                   -----------
                                                                     1,318,481
                                                                   -----------

               SEMICONDUCTORS - 8.4%**<F7>
     4,322     Applied Micro Circuits Corporation *<F6>                648,570
     2,108     Broadcom Corporation Class A*<F6>                       511,980
     2,509     Intel Corporation                                       331,031
     6,500     Intersil Holding Corporation *<F6>                      335,969
     2,508     PMC-Sierra, Inc. *<F6>                                  510,848
     1,500     RF Micro Devices, Inc. *<F6>                            201,563
     1,847     Texas Instruments Incorporated                          295,520
     4,557     Vitesse Semiconductor Corporation *<F6>                 438,611
                                                                   -----------
                                                                     3,274,092
                                                                   -----------

               SOFTWARE - 6.3%**<F7>
     4,000     Aspect Development, Inc. *<F6>                          257,500
     2,000     BEA Systems, Inc. *<F6>                                 146,750
     5,000     Datastream Systems, Inc. *<F6>                          145,000
     2,500     i2 Technologies, Inc. *<F6>                             305,312
       546     Microsoft Corporation *<F6>                              58,012
     7,022     Oracle Corporation *<F6>                                548,155
     1,532     Siebel Systems, Inc. *<F6>                              182,978
    10,000     StarBase Corporation *<F6>                               93,750
     4,500     VERITAS Software Corporation *<F6>                      589,500
     3,938     Wind River Systems, Inc. *<F6>                          142,753
                                                                   -----------
                                                                     2,469,710
                                                                   -----------

               TELECOMMUNICATION EQUIPMENT - 4.2%**<F7>
     7,000     Able Telcom Holding Corp. *<F6>                          31,500
     6,842     ADC Telecommunications, Inc. *<F6>                      368,613
     7,252     Advanced Fibre Communications, Inc. *<F6>               454,610
     1,498     Efficient Networks, Inc. *<F6>                          233,313
     1,000     Next Level Communications, Inc. *<F6>                   108,750
       352     Nortel Networks Corporation f<F9>                        44,352
     2,057     Terayon Communication Systems, Inc. *<F6>               421,685
                                                                   -----------
                                                                     1,662,823
                                                                   -----------

               TELECOMMUNICATION SERVICES - 7.3%**<F7>
    10,000     Carrier 1 International S.A. ADR *<F6>                  193,750
     5,235     Concentric Network Corporation *<F6>                    287,925
     2,568     Covad Communications Group, Inc. *<F6>                  186,180
     1,297     Digex, Inc. *<F6>                                       143,886
     2,766     Exodus Communications, Inc. *<F6>                       388,623
     4,000     Global Crossing Ltd. *<F6> f<F9>                        163,750
    30,000     IBS Interactive, Inc. *<F6> r<F10> v<F11>
                 (Acquired 03/15/00, Cost $292,200)                    168,750
     6,323     ICG Communications, Inc. *<F6>                          228,418
     2,572     Level 3 Communications, Inc. *<F6>                      271,989
     2,250     MCI WorldCom, Inc. *<F6>                                101,953
     4,020     Net2Phone, Inc. *<F6>                                   237,683
     6,347     Qwest Communications International Inc. *<F6>           307,830
     4,271     Rhythms NetConnections Inc. *<F6>                       157,226
                                                                   -----------
                                                                     2,837,963
                                                                   -----------

               WIRELESS EQUIPMENT - 2.0%**<F7>
     1,500     Aether Systems, Inc. *<F6>                              272,250
    10,000     BroadBand Wireless International Corporation *<F6>       46,250
     2,000     Netro Corporation *<F6>                                 130,031
     2,900     Proxim, Inc. *<F6>                                      347,094
                                                                   -----------
                                                                       795,625
                                                                   -----------

               TOTAL COMMON STOCKS (Cost $17,669,285)               25,067,054
                                                                   -----------

 CONTRACTS
(100 SHARES
PER CONTRACT)
------------
            PUT OPTIONS PURCHASED - 0.6%**<F7>
        15     Broadcom Corporation
                  Expiration April 2000
                  Exercise Price $230.00                                18,000
        25     Brocade Communications  Systems, Inc.
                  Expiration May 2000
                  Exercise Price $165.00                                42,188
        30     JDS Uniphase Corporation
                  Expiration May 2000
                  Exercise Price $115.00                                45,000
        30     Juniper Networks, Inc.
                  Expiration April 2000
                  Exercise Price $250.00                                49,125
        40     VERITAS Software Corporation
                  Expiration May 2000
                  Exercise Price $135.00                                92,000
                                                                   -----------

               TOTAL PUT OPTIONS PURCHASED
                  (Cost $277,027)                                      246,313
                                                                   -----------

    Shares
    ------
            WARRANTS - 0.0%**<F7>
     7,500     IBS Interactive, Inc. r v (Acquired 03/15/00)
                 Expiration March 14, 2003
                 Exercise Price $13.75                                   7,200
                                                                   -----------
               TOTAL WARRANTS (Cost $18,000)                             7,200
                                                                   -----------

 PRINCIPAL
AMOUNT/SHARES
-------------
            SHORT-TERM INVESTMENTS - 11.3%**<F7>
               U.S. TREASURY BILL - 7.6%**<F7>
$3,000,000     5.84%, Maturing 05/04/2000 s<F8>                      2,983,935
                                                                   -----------
               INVESTMENT COMPANY - 3.7%**<F7>
 1,428,890     Star Treasury Fund, 5.07%                             1,428,890
                                                                   -----------
               TOTAL SHORT-TERM INVESTMENTS (Cost $4,412,825)        4,412,825
                                                                   -----------
               TOTAL INVESTMENTS (Cost $22,377,137)                $29,733,392
                                                                   -----------
                                                                   -----------

 CONTRACTS
(100 SHARES
PER CONTRACT)                                                     MARKET VALUE
------------                                                      ------------
            CALL OPTIONS WRITTEN - (0.3%)**<F7>
        20     BEA Systems, Inc.
                  Expiration April 2000
                  Exercise Price $95.00                            $     4,625
        15     Broadcom Corporation
                  Expiration April 2000
                  Exercise Price $250.00                                24,000
        25     Brocade Communications  Systems, Inc.
                  Expiration May 2000
                  Exercise Price $175.00                                55,625
        30     Juniper Networks, Inc.
                  Expiration April 2000
                  Exercise Price $290.00                                49,875
                                                                   -----------
               TOTAL CALL OPTIONS WRITTEN
                 (Premiums received $227,604)                      $   134,125
                                                                   -----------
                                                                   -----------

     *<F6>  Non-income producing security
    **<F7>  Computed as a percentage of net assets
       ADR  American Depository Receipt
     s<F8> Security pledged as collateral for written options f<F9> Foreign security
    r<F10>  Restricted security
    v<F11>  Fair valued security

See Notes to Financial Statements

                         LCM INTERNET GROWTH FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 2000

ASSETS:
Investments, at market value (cost $22,377,137)                    $29,733,392
Cash                                                                   560,214
Receivable for investments sold                                     10,635,544
Dividends and interest receivable                                       23,574
Other assets                                                             1,448
                                                                   -----------
     Total assets                                                   40,954,172
                                                                   -----------

LIABILITIES:
Payable for investments purchased                                    1,629,099
Options written, at value (premiums received $227,604)                 134,125
Payable to Advisor                                                      35,904
Accrued expenses and other liabilities                                  50,256
                                                                   -----------
     Total liabilities                                               1,849,384
                                                                   -----------

NET ASSETS                                                         $39,104,788
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
Common stock, at par ($0.01), 500 million shares authorized        $    26,406
Additional paid-in capital                                          24,677,104
Accumulated undistributed net realized gains                         6,951,544
Net unrealized appreciation on:
     Investments                                                     7,356,255
     Written options                                                    93,479
                                                                   -----------
     Net assets                                                    $39,104,788
                                                                   -----------
                                                                   -----------

Net assets, per share of Common Stock
  (based on 2,640,583 shares outstanding)                          $     14.81
                                                                   -----------
                                                                   -----------

Market value, per share of Common Stock                            $   12.4375
                                                                   -----------
                                                                   -----------

See Notes to Financial Statements.

                            STATEMENT OF OPERATIONS
          FOR THE PERIOD FROM OCTOBER 29, 1999 THROUGH MARCH 31, 2000

INVESTMENT INCOME:
     Interest income                                               $   121,679
     Dividend income (net of foreign taxes withheld of $192)             3,370
                                                                   -----------
     Total investment income                                           125,049
                                                                   -----------

EXPENSES:
     Investment advisory fee                                           148,051
     Administration fee                                                 17,595
     Shareholder servicing and accounting costs                         26,403
     Custody fees                                                       11,325
     Registration                                                        7,021
     Professional fees                                                  19,079
     Reports to shareholders                                             6,591
     Directors' fees and expenses                                       17,200
     Other                                                              11,100
                                                                   -----------
     Total expenses                                                    264,365
                                                                   -----------
Net investment loss                                                   (139,316)
                                                                   -----------

REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
     Realized gain on:
         Long transactions                                           7,022,071
         Short sale transactions                                        11,684
         Written options expired or closed                              57,105
     Change in unrealized appreciation (depreciation) on:
         Investments                                                 7,356,255
         Written options                                                93,479
                                                                   -----------
     Net realized and unrealized gain on investments                14,540,594
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $14,401,278
                                                                   -----------
                                                                   -----------

See Notes to Financial Statements.

                       STATEMENT OF CHANGES IN NET ASSETS
          FOR THE PERIOD FROM OCTOBER 29, 1999 THROUGH MARCH 31, 2000

OPERATIONS:
Net investment loss                                                $  (139,316)
Net realized gain on:
    Long transactions                                                7,022,071
    Short transactions                                                  11,684
    Options contracts expired or closed                                 57,105
Change in unrealized appreciation (depreciation) on:
    Investments                                                      7,356,255
    Written options                                                     93,479
                                                                   -----------
Net increase in net assets resulting from operations                14,401,278
                                                                   -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold (2,640,583 shares)                        24,703,510
                                                                   -----------
Net increase in net assets resulting
  from capital share transactions                                   24,703,510
                                                                   -----------

TOTAL INCREASE IN NET ASSETS                                        39,104,788
                                                                   -----------

NET ASSETS
    Beginning of period                                                      -
                                                                   -----------
    End of year                                                    $39,104,788
                                                                   -----------
                                                                   -----------

See Notes to Financial Statements.

                              FINANCIAL HIGHLIGHTS

                                                             Period Ended
                                                         March 31, 2000*<F12>
                                                         --------------------
Net asset value, beginning of period                           $  9.35

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                              (0.05)
Net realized and unrealized gain on investments                   5.51
                                                               -------
       Net increase in net asset value from operations            5.46
                                                               -------

Net asset value, end of period                                 $ 14.81
                                                               -------
                                                               -------

TOTAL RETURN
    Market value                                                24.38%**<F13>
    Net asset value.                                            58.40%**<F13>

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted                       $39,105
Ratio of expenses to average net assets                          1.78%***<F14>
Rato of net investment loss to average net assets               (0.94)***<F14>
Portfolio turnover rate                                        168.62%

*<F12>    From commencement of operations on October 29, 1999
**<F13>   Not annualized
***<F14>  Annualized

See Notes to Financial Statements.

                         LCM INTERNET GROWTH FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

LCM Internet Growth Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 24, 1998 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund commenced operations on October 29, 1999. The investment objective of the Fund is to seek capital appreciation by investing in a portfolio consisting primarily of equity securities issued by companies that the Fund's investment advisor believes will benefit from growth of the Internet. Current dividend income is not an investment consideration. Under normal market conditions, the Fund will invest at least 65% of its total assets in the equity securities of companies that engage in Internet and Internet-related activities. The following is a summary of significant accounting policies followed by the Fund.

a) Investment Valuation - Common stocks and securities sold short that are listed on a securities exchange or quoted on NASDAQ are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. If such securities are not traded on the valuation date, they are valued at the average of the current bid and asked price. Unlisted equity securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid price. Investments in open-end mutual funds are valued at the net asset value on the day the valuation is made. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by management in accordance with procedures approved by the Board of Directors. At March 31, 2000, such securities represent 1.2% of the Fund's net assets.

b) Written Option Accounting - The Fund writes (sells) call options for trading purposes and writes put options for hedging purposes. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on securities sold short) and the Fund realizes a gain or loss from the sale of the security (or closing of the short sale). All written options must be fully collateralized. The Fund maintains segregated collateral, as appropriate, consisting of cash, U.S. Government securities or other liquid assets in the amount at least equal to the market value of the purchase obligation of put options or the market value of the instrument underlying the contract for call options. See Note 3 for options written by the Fund for the period ended March 31, 2000.

c) Purchased Option Accounting - Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities. Put and call option contracts are held by the Fund for trading and hedging purposes.

d) Short Sales - The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the short sale proceeds is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require the Fund to purchase the securities at prices that may differ from the market value reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are required to be adjusted daily to reflect changes in the value of the securities sold short. At March 31, 2000, the Fund did not hold any short positions.

e) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

f) Restricted Securities - The Fund owns investment securities that are unregistered and thus restricted as to resale. These securities are valued by the Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, the Fund has the right to include these securities in such registration, generally without cost to the Fund. The Fund has no right to require registration of unregistered securities. At March 31, 2000, the Fund had restricted securities with an aggregate market value of $475,950, representing 1.2% of the Fund's net assets.

g) Federal Income Taxes - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute, at least annually, substantially all of its net investment income and net realized capital gains to shareholders. Therefore, no provision for federal income or excise taxes is required.

h) Investment Income and Investment Transactions - Investment transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income (or expense on securities sold short) is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

i) Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences require no such reclassification.

On March 23, 2000, the Fund's Board of Directors declared a $0.50 per share short-term capital gain distribution. The ex-date of the distribution was April 6, 2000, and the distribution was payable on April 13, 2000.

j) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term  investments,
options  and   short   positions)   aggregated   $51,698,056   and   $41,030,658
respectively, for the period ended March 31, 2000.

At March 31, 2000, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

          Appreciation                                 $8,950,135
          Depreciation                                 (1,669,101)
                                                       ----------
          Net appreciation on investments              $7,281,034
                                                       ----------
                                                       ----------

At March 31, 2000, the cost of investments for federal income tax purposes was $22,452,358.

3.  OPTION CONTRACTS WRITTEN

The premium amount and the number of option contracts written during the period ended March 31, 2000 were as follows:

                                       PREMIUM AMOUNT      NUMBER OF CONTRACTS
  Options written                         $433,297                 260
  Options closed                          (158,764)                (75)
  Options exercised                        (20,260)                (35)
  Options expired                          (26,669)                (60)
                                          --------                 ---
        Options outstanding at
           March 31, 2000                 $227,604                  90
                                          --------                 ---
                                          --------                 ---

4.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has an investment advisory agreement with LCM Capital Management, Inc. ("LCMCM"). Pursuant to this agreement, LCMCM is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1% as applied to the Fund's daily net assets.

Firstar Mutual Fund Services, LLC serves as administrator and accounting services agent for the Fund, and Firstar Bank, N.A. serves as transfer agent, dividend paying agent, registrar, and custodian.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and
 Shareholders of LCM Internet Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LCM Internet Growth Fund, Inc. (the "Fund") at March 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the period October 29, 1999 (commencement of operations) through March 31, 2000, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Milwaukee, Wisconsin
May 10, 2000

                         LCM INTERNET GROWTH FUND, INC.

                           TOP FORTY EQUITY POSITIONS

    RANK          RANK                                                                             PERCENTAGE OF
 3/31/2000     12/31/1999     SECURITY                                             VALUE             NET ASSETS
      1            10         Juniper Networks, Inc.                              $918,779              2.35%
      2            39         Applied Micro Circuits Corporation                   648,570              1.66%
      3            41         VERITAS Software Corporation                         589,500              1.51%
      4            33         Oracle Corporation                                   548,155              1.40%
      5            30         Broadcom Corporation Class A                         511,980              1.31%
      6            34         PMC-Sierra, Inc.                                     510,848              1.31%
      7            62         Brocade Communications Systems, Inc.                 494,902              1.27%
      8             1         CMGI, Inc.                                           473,193              1.21%
      9            22         Advanced Fibre Communications, Inc.                  454,610              1.16%
     10            98         Vitesse Semiconductor Corporation                    438,611              1.12%
     11            90         Terayon Communication Systems, Inc.                  421,685              1.08%
     12             8         InfoSpace.com, Inc.                                  415,369              1.06%
     13            14         Ariba, Inc.                                          405,415              1.04%
     14            16         Exodus Communications, Inc.                          388,623              0.99%
     15            20         JDS Uniphase Corporation                             376,155              0.96%
     16             -         M -Systems Flash Disk Pioneers Ltd.                  371,000              0.95%
     17            58         ADC Telecommunications, Inc.                         368,613              0.94%
     18            28         Harbinger Corporation                                368,431              0.94%
     19            64         Check Point Software Technologies Ltd.               358,547              0.92%
     20           100         American Express Company                             350,599              0.90%
     21             -         Proxim, Inc.                                         347,094              0.89%
     22             -         Intersil Holding Corporation                         335,969              0.86%
     23            89         Intel Corporation                                    331,031              0.85%
     24             6         Yahoo!, Inc.                                         330,754              0.85%
     25            40         Sun Microsystems, Inc.                               329,648              0.84%
     26             -         Priceline.com, Incorporated                          328,000              0.84%
     27            87         Metromedia Fiber Network, Inc. Class A               321,307              0.82%
     28            23         Inktomi Corporation                                  315,900              0.81%
     29           107         Amazon.com, Inc.                                     315,570              0.81%
     30            29         TMP Worldwide, Inc.                                  314,577              0.80%
     31            19         Qwest Communications Intl., Inc.                     307,830              0.79%
     32             -         i2 Technologies, Inc.                                305,312              0.78%
     33             -         Methode Electronics, Inc. Class A                    303,000              0.77%
     34             -         meVC Draper Fisher Jurvetson Fund I                  300,000              0.77%
     35           102         Texas Instruments, Incorporated                      295,520              0.76%
     36           106         Concentric Network Corporation                       287,925              0.74%
     37            53         Cisco Systems, Inc.                                  287,139              0.73%
     38            94         Entrust Technologies, Inc.                           283,310              0.72%
     39             -         Aether Systems, Inc.                                 272,250              0.70%
     40            85         Level 3 Communications, Inc.                         271,989              0.70%

                    FUND POSITION BREAKDOWN - MARCH 31, 2000

          Business Services                                       1.2%
          Broadcast and Media                                     0.3%
          Closed-End Investment Company                           0.8%
          Computers and Electronics                               3.7%
          Computer Security                                       3.1%
          E-Commerce                                              2.7%
          Fiber Optics                                            3.7%
          Financial Services                                      1.8%
          Internet Content                                        5.2%
          Internet Software                                       9.9%
          Networking Products                                     6.4%
          Semiconductors                                          7.9%
          Software                                                6.7%
          Telecommunication Equipment                             4.2%
          Telecommunication Services                              3.9%
          Wireless Equipment                                      2.6%
          Short Term Investments & Net Due on Open Trades        35.6%
          All Options

                           COMPOSITION OF NET ASSETS.
                                 March 31, 2000

          COMMON STOCKS                                          64.1%
          OPTIONS                                                 0.3%
          SHORT-TERM INVESTMENTS, NET DUE ON
            OPEN TRADES & OTHER ASSETS, NET                      35.6%

                         LCM INTERNET GROWTH FUND, INC.

                           DIVIDEND REINVESTMENT PLAN

Under the Fund's Distribution Reinvestment Plan (the "Plan"), shareholders may elect to receive distributions in cash paid by check, and shareholders not making such election will have all such amounts automatically reinvested in whole or fractional shares of the Fund's common stock. Firstar Bank acts as the agent for the participants in the Plan (the "Plan Agent").

If the directors of the Fund declare a distribution, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares determined as follows:
O Whenever the market price per share of FND on the valuation date is equal to or exceeds the NAV per share on that date, the Fund will issue new shares to participants at net asset value
O If NAV is less than 95% of the market price per share of FND on the valuation date, the Fund will issue new shares to participants at 95% of the market price
O If NAV exceeds the market price per share of FND on the valuation date, the Plan Agent will purchase shares of FND on the open market for the accounts of the participants in the Plan. Such purchases will be made on or shortly after the payment date. If, before such open market purchases can be completed, the market price of FND becomes greater than NAV, the open market purchases will cease and the Fund will issue the remaining shares at a price equal to the higher of NAV or 95% of the then market price of FND.
Note: The valuation date is the distribution payment date, and if that date is not an AMEX trading day, the next preceding trading day.

The Plan Agent maintains all shareholder accounts for Plan participants and furnishes written confirmations of all transactions in such accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant.

There is no charge to participants for reinvesting distributions. The Plan Agent's fees for handling the reinvestment of distributions are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund upon declaration of a distribution as described above. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the above-referenced open market purchases in connection with the reinvestment of distributions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as blocks of shares for all participants are purchased by the Plan Agent, and prorating the lower commission thus attainable. The Plan Agent may use its affiliates and/or affiliates of LCM Capital Management, Inc. for all trading activity relative to the Plan. Any such affiliate would receive a commission in connection with such trading transactions.

If a shareholder desires to discontinue his or her participation in the Plan, the shareholder will receive a certificate for the appropriate number of full shares in the account, along with a check in payment for any fractional shares. Distributions are subject to taxation, whether received in cash or in shares.

The Fund reserves the right to amend the Plan, provided that participants are given written notice at least 30 days prior to the effective date thereof. The Fund may also terminate the Plan as applied to any distribution paid subsequent to written notice of the termination sent to participants at least 30 days before the record date for such distribution. For more information about the Plan, please call Firstar Bank at (877) 526-7528.

                         LCM INTERNET GROWTH FUND, INC.

                           FREQUENTLY ASKED QUESTIONS

HOW DOES ONE INVEST IN LCM INTERNET GROWTH FUND?
Unlike its more common open-end mutual fund kin, the Fund is a closed-end investment company, which means that its shares of common stock are bought and sold in the same manner as other publicly listed companies. Shares of the Fund trade on the American Stock Exchange under the symbol "FND". Shares of FND may be bought or sold through any registered investment securities dealer, including online trading firms.

WHAT IS THE DIFFERENCE BETWEEN CLOSED-END AND OPEN-END FUNDS?
Both types of investment companies are authorized by the Investment Company Act of 1940, and both are commonly called mutual funds. However, there are important differences between the two. Open-end funds continually issue and redeem their own securities at net asset value, whereas closed-end funds offer their securities through an initial public offering and the shares are thereafter traded on an exchange at a price determined by market conditions, and which may not necessarily correlate with the fund's net asset value. Open-end funds are subject to unpredictable capital inflows and outflows, but also have the opportunity to grow at a rapid rate by adding additional investors and/or investment capital. Closed-end funds managers have greater certainty as to the assets under management, but growth of a closed-end fund comes almost entirely from the appreciation of its assets. For more information on closed end funds, including articles by industry analysts, see www.cefa.com/research.
                                             ---------------------

THE FUND INVESTS IN INTERNET COMPANIES. WHAT CONSTITUTES AN INTERNET COMPANY? These days, it seems like every company wants to be an "Internet company" or at least be treated like one. However, an established company announcing a "new Internet strategy" does not necessarily make that company a true Internet player. On the other hand, the Internet is a pervasive industry that encompasses a great number of companies beyond the obvious dotcoms like AOL, Amazon and Yahoo! The Fund's manager generally looks for companies whose main business falls within one or more of the following categories in the Internet industry: Infrastructure, Content and E-Commerce.

HOW CAN ONE FIND INFORMATION ABOUT THE FUND'S STOCK PRICE, NET ASSET VALUE AND TRADING ACTIVITY?
The Fund's end-of-day stock price and net asset value (NAV) are generally posted on the Fund's website, www.lcmfunds.com on a daily basis. Trading information
                       ----------------
for FND can be obtained from any source that lists information for stocks listed on AMEX, such as major newspapers and online quotation websites.

ARE STOCK CERTIFICATES AVAILABLE?
Yes. While the majority of shareholders hold their shares in book entry form, all record shareholders are entitled to receive a certificate evidencing their shares if so desired. To request a stock certificate, or to replace a lost, damaged or stolen certificate, please contact Firstar Bank, 615 E. Michigan Street, Milwaukee, Wisconsin 53202, Attention: Transfer Agent for LCM Internet Growth Fund.

DOES THE FUND PAY REGULAR DIVIDENDS?
As of March 31, 2000 the Board of Directors of the Fund had not approved payment of a regular dividend to shareholders. However, on March 24, 2000 the Board declared a special distribution of $.50/share to shareholders. Said distribution consisted of short-term capital gains, which must be distributed at least yearly according to the Fund's policies. Should the Board declare a regular dividend or an additional special distribution, the Fund will make a prior notification to shareholders through a press release to that effect. Visit www.lcmfunds.com regularly to keep up to date with announcements by the
      ----------------
Fund.

                         LCM INTERNET GROWTH FUND, INC.

                               BOARD OF DIRECTORS

MICHAEL R. GRADY, Jr.                        BARRY J. GLASGOW
President                                    Chief Investment Officer
LCM Capital Management, Inc.                 LCM Capital Management, Inc.
Chicago, Illinois                            Chicago, Illinois

DAVID A. SCHWERING, Ph.D.                    MICHAEL RADNOR, Ph.D.
President and Director                       Professor
American Communication & Computation, Inc.   Kellogg Graduate School of
Silver Spring, Maryland                      Management
                                             Northwestern University
                                             Evanston, Illinois

GEORGE D. KRAFT, Ph.D.                       LAWRENCE E. HARB
Professor                                    Managing Director of
I.I.T. Stuart Graduate                         Sales & Marketing
  School of Business                         J.S. Wurzler Underwriting
Chicago, Illinois                              Managers, LLC
                                             Okemos, Michigan

                               EXECUTIVE OFFICERS

MICHAEL R. GRADY, Jr.                        BARRY J. GLASGOW
President and Treasurer                      Vice President and Secretary

                               INVESTMENT ADVISOR

                          LCM CAPITAL MANAGEMENT, INC.
                               223 W. Lake Street
                            Chicago, Illinois 60606
                                  312-705-3028

                    CUSTODIAN, TRANSFER AGENT AND REGISTRAR

                               FIRSTAR BANK, N.A.
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202

                            LCM INTERNET GROWTH FUND

DO YOU KNOW... WHERE THE INTERNET IS GOING?

 "THE NEW ECONOMY"
o    Ecommerce                          o    Entertainment
o    Banking & Financial Services       o    Government
o    Real Estate                        o    Research
o    Education                          o    Communication
o    Retail                             o    And many other areas

o    NEARLY 40 PERCENT OF HOME BUYERS USE THE WEB
     --------------------------------------------

     Nearly four in 10 buyers now use the Internet to shop for their next home, according to a survey by the National Association of Realtors (NAR).

"The Internet is empowering consumers and making them more knowledgeable," said NAR President Dennis Cronk. "In these times of low inventories in many local markets, many buyers are using the Internet to look for their next home quickly and easily."

O 100% of the schools in Higher Education (universities and colleges) are connected to the Internet!

O  By 2000, 72 million students will be online- FORRESTER RESEARCH, INC.

O GartnerGroup estimates that worldwide Business-to-Business (B2B) e-commerce revenues will grow from $145 Billion in 1999 to $7.29 TRILLION in 2004. IF THIS PREDICTION IS ACCURATE, B2B E-COMMERCE WILL ACCOUNT FOR 7% OF ALL SALES TRANSACTIONS WORLDWIDE.

O A report released by Nortel Networks and IDC predicts that spending on Internet Infrastructure will quadruple to $1.5 trillion by 2003. THE REPORT ALSO PREDICTS THAT THE INTERNET ECONOMY WILL BECOME THE THIRD LARGEST IN THE WORLD BY 2003, FAR SURPASSING THE ECONOMIES OF GERMANY, FRANCE AND BRITAIN.

O Harris Interactive, in announcing the results of a recent poll, made the prediction that 'GOING ONLINE' WILL BE AS COMMON AS MAKING A PHONE CALL BY 2005.

                          ONLINE LANGUAGE POPULATIONS
                                 (MARCH, 2000)

                         English                  51.3%
                         Japanese                  7.2%
                         German                    6.7%
                         Spanish                   6.5%
                         Chinese                   5.2%
                         French                    4.4%
                         Korean                    3.6%
                         Italian                   3.3%
                         Dutch                     2.0%

                           Courtesy Global Reach.com
                     THE INTERNET IS INTERNATIONAL IN SCOPE


                        THE INCREASINGLY GLOBAL INTERNET

                                      1998
                                   149M Users
                         North America            55.5%
                         Western Europe           23.3%
                         Asia Pacific             15.5%
                         Eastern Europe/Russia       2%
                         Latin America             1.8%
                         Middle East/Africa        1.9%

                                      2005
                                   716M Users
                         North America            32.1%
                         Western Europe           28.2%
                         Asia Pacific             23.8%
                         Eastern Europe/Russia     6.1%
                         Latin America             6.1%
                         Middle East/Africa        3.7%

                      WITH WORLDWIDE GROWTH OPPORTUNITIES

LCM INTERNET GROWTH FUND
Internet Taxonomy
Growing with the Internet


LCM Internet Growth Fund, Inc.
Internet World

     Infrastructure

          Communications
               Equipment
               DSL
               Wireless
               Cable

          Network Security
               VPN's
               Virus
               Intrusion
               Firewalls
               PKI's
               System Mgmt
               Encryption
               Biometrics

          Network Connections
               Servers
               Data Storage
               Wireless
               Routers
               Backbones

          Internet Service Providers ISP's
               Portal
               Web Developers
               Private Net
               ECommerce Providers
               Turnkey

          Media Technologies
               Video Conference
               Digital Video
               Streaming Video
               Multimedia


     Content

          Information Providers
               Family
               Health
               Educational
               Multi-media Entertainment
               Financial

          Internet Software
               Java
               Enterprise
               Browsers/micro interface
               Database
               ECommerce
               Site Development

          Portals & Hubs
               Mass Market
               Search
               Industry Specific
               Communities
               Transaction

          Advertising & Marketing
               Ad Mgmt
               Consultants
               Market Research

          Enabling Technologies
               Streaming
               Cache
               IPtelephony


     E-Commerce

          Retail E-Commerce
               Direct Sales
               Auctions
               Bill/fulfillment
               Buy Guides

          Business to Business
               Vertical Nets
               Auctions
               Search Procurement
               EDI Networks
               Outsourcing

          Government to Business
               Gov/Bus Nets
               Document Distribution
               Gov/Bus Auctions
               Vertical Networks
               Contract Search
               Outsourcing Management

The Internet is complex and dynamic. The opportunities and the risks for the long-term growth of the Internet are challenging and we would suggest the LCM Internet Growth Fund for your aggressive Internet portfolio.